UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2020
______________________________
BRP Group, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

4010 W. Boy Scout Blvd Suite 200
Tampa, Florida		33607
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (866) 279-0698

Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 2.01 Completion of Acquisition or Disposition of Assets.
On April 1, 2020, Baldwin Krystyn Sherman Partners, LLC (“BKS”), a subsidiary of BRP Group, Inc. (“BRP Group”), acquired substantially all of the assets of Insurance Risk Partners, LLC (“IRP”) pursuant to an Asset Purchase Agreement and related Goodwill Purchase Agreements (collectively, the “Purchase Agreement”).
At the closing of the acquisition, BKS paid $26.6 million of cash and 814,640 LLC units of BRP Group’s subsidiary, Baldwin Risk Partners, LLC (“BRP LLC”) (and the corresponding 814,640 shares of BRP Group’s Class B common stock, par value $0.0001, issued pursuant to the terms of BRP LLC’s Third Amended and Restated Limited Liability Company Agreement). The securities issued as part of the consideration payable under the Purchase Agreement are subject to contractual transfer restrictions for a period of time. Under the terms of the Purchase Agreement, IRP will also have the opportunity to receive additional contingent earnout consideration in cash and BRP Group’s Class A common stock, par value $0.01, based upon the achievement of certain post-closing revenue focused performance measures.
Item 7.01 Regulation FD Disclosure.
On April 1, 2020, BRP Group, Inc. issued a press release announcing the acquisition by BKS of IRP. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 7.01 and Exhibit 99.1, attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
The financial statements that are required to be filed under Item 9.01(a) and the pro forma financial information that is required to be filed under Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of BRP Group, Inc. dated April 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRP GROUP, INC.

Date: April 1, 2020	By:	/s/ Kristopher A. Wiebeck
		Name:	Kristopher A. Wiebeck
		Title:	Chief Financial Officer